1 2 3			Exhibit 99.2 THE HONORABLE BETH M. ANDRUS
4 5 6	IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON IN AND FOR THE COUNTY OF KING
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JOSEPH LOPEZ and GILBERT SOPER, derivatively on

behalf of CTI BIOPHARMA CORP.,

                         Plaintiffs,

            v.

PHILLIP M. NUDELMAN, JOHN H. BAUER, VARTAN GREGORIAN, KAREN IGNAGNI, RICHARD L. LOVE, MARY O’NEIL MUNDINGER, FREDERICK W. TELLING, REED V. TUCKSON, JAMES A. BIANCO, and JACK W. SINGER,

                         Defendants,

CTI BIOPHARMA CORP.,

                         Nominal Defendant.

CASE NO.: 14-2-18941-9 SEA STIPULATION OF SETTLEMENT

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This Stipulation of Settlement, dated September 11, 2015 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶ IV.A.15 hereof), each by and through their respective counsel: (i) Plaintiffs Joseph Lopez and Gilbert Soper (“Plaintiffs”) (on behalf of themselves and derivatively on behalf of CTI Biopharma Corporation (“CTI” or the “Company”)); (ii) the Individual Defendants (defined below in ¶ IV.A.7); and (iii) nominal party CTI (as defined in ¶ IV.A.2). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined in ¶ IV.A.13) as to all Released Persons (as defined in ¶ IV.A.14), upon and subject to the terms and conditions hereof, including this Stipulation’s exhibits.

21	I. INTRODUCTION AND PROCEDURAL OVERVIEW

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On July 9, 2014, Plaintiffs, both shareholders of the Company, filed this derivative lawsuit purportedly on behalf of the Company, which is named a nominal defendant, against all current members (and one past member) of the Company’s Board of Directors. The lawsuit alleges that the directors exceeded their authority under the Company’s 2007 Equity Incentive Plan (the “Plan”) and breached their fiduciary duties by improperly granting

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	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-1-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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themselves fully-vested shares of Company common stock, which the Plaintiffs allege were not among the six types of grants authorized by the Plan, and that the Non-Employee Directors were unjustly enriched by these grants. The lawsuit also alleges that from 2011 through 2014, the non-employee members of the Board of Directors granted themselves excessive compensation, and in doing so breached their fiduciary duties and were unjustly enriched.

On September 29, 2014, the Individual Defendants filed a motion to dismiss this action. After complete briefing and oral argument, the Court, on December 5, 2014, denied the motion to dismiss.

On January 12, 2015, Plaintiffs served Plaintiffs’ First Request for the Production of Documents upon Defendants, and, following the entry of a Stipulated Protective Order on April 1, 2015, received documents responsive to these requests, including board minutes and meeting materials.

On January 13, 2015, the Individual Defendants filed an answer to the complaint in this action.

Beginning on December 18, 2014, Plaintiffs, the Company, and the Individual Defendants (hereinafter, the “Settling Parties”) began discussing the potential resolution of this action by settlement, and these discussions continued through May 13, 2015, at which time the Settling Parties agreed to a settlement and executed a Memorandum of Understanding (“MOU”).

On May 14, 2015, after negotiating the proposed settlement and agreeing on all terms, the Settling Parties commenced discussions and negotiations of a potential attorneys’ fee and expense award for Plaintiffs’ Counsel. At no time prior to May 14, 2015, did Plaintiffs, on the one hand, and CTI or the Individual Defendants, on the other hand, negotiate or even discuss attorneys’ fees and expenses.

On August 12, 2015, after months of negotiation, the Settling Parties reached an agreement, subject to Court approval, whereby the Company agrees to pay or cause to be paid, and the Individual Defendants and Nominal Defendant will not contest, a fees and expenses application up to and including $700,000.

The Settling Parties have agreed to the terms and conditions set forth below.

II.            CLAIMS OF THE PLAINTIFFS

Plaintiffs believe that the claims asserted in this action have merit. However, Plaintiffs recognize the expense and length of continued proceedings necessary to prosecute this action against the Individual Defendants through trial and through appeals. Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this, as well as the difficulties and delays inherent in such litigation. Plaintiffs are also mindful of the inherent difficulties of proof and possible defenses to the claims asserted by the Individual Defendants. Plaintiffs believe that the settlement set forth in this Stipulation (the “Settlement”) confers substantial benefits upon CTI and its shareholders. Based on their evaluation, Plaintiffs believe that the settlement set forth in this Stipulation is in the best interests of CTI and its shareholders.

III.          THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied, and continue to deny, that they have breached any fiduciary duty, received any excessive compensation, violated the Company’s stock Plan, or committed any violation of federal or state statutory, regulatory or judicially defined laws, and are entering into the settlement and this Stipulation solely because the proposed settlement would eliminate the burden and expense of further litigation. The provisions contained in this Stipulation shall not be deemed or offered or received in evidence as a presumption, a concession, or an admission of any fault, liability, or wrongdoing, and, except as required to enforce this Stipulation and the Settlement, they shall not be offered or received in evidence or otherwise used in any other action, whether civil, criminal or administrative.

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-2-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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IV.          TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by, between, and among Plaintiffs (for themselves and derivatively on behalf of CTI), the Individual Defendants, and nominal defendant CTI by and through their respective and duly authorized counsel or attorneys of record:

A.        Definitions

As used in the Stipulation the following terms have the meanings specified below:

1.        “Action” means collectively the action captioned Lopez, et al. v. Nudelman, et al., Case No. 14-2-18941-9-SEA, pending in the Superior Court of Washington for King County.

2.        “CTI”, “Company”, and “Nominal Defendant” means CTI Biopharma Corporation and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.

3.        “CTI Shareholders” means holders of CTI shares as of the date of this Stipulation.

4.        “Complaint” means the complaints filed in the Action.

5.        “Court” means the Superior Court of Washington for King County.

6.        “Final” means the time when the Judgment (as defined below in ¶ IV.A.8) and the order dismissing with prejudice the Action have been entered by the Court and have not been reversed, vacated, or modified in any way or are no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when after entry of Judgment and order dismissing this Action with prejudice: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court of appeal has either affirmed the Judgment/dismissal or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment/dismissal or affirmed the court of appeals’ decision affirming the Judgment/dismissal or dismissing the appeal.

7.        “Individual Defendants” means Phillip M. Nudelman, John H. Bauer, Vartan Gregorian, Karen Ignagni, Richard L. Love, Mary O’Neil Mundinger, Frederick W. Telling, Reed V. Tuckson, James A. Bianco and Jack W. Singer.

8.        “Judgment” means the judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit A.

9.        “Non-Employee Directors” means CTI directors Phillip M. Nudelman, John H. Bauer, Vartan Gregorian, Karen Ignagni, Richard L. Love, Mary O’Neil Mundinger, Frederick W. Telling, and Reed V. Tuckson.

10.      “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

11.      “Plaintiffs” means Joseph A. Lopez and Gilbert Soper, and their agents, representatives, spouses, marital communities, heirs, successors, subrogees, transferees, and assignees.

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12.      “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to Plaintiffs in connection with the Action, i.e., Levi & Korsinsky LLP and Breskin Johnson & Townsend PLLC.

13.      “Released Claims” shall mean and include any and all complaints, claims for relief, demands, or causes of action asserted or that could have been asserted by the Plaintiffs, any other CTI Biopharma shareholder on behalf of the Company, or by the Company directly against any of the Released Persons in this Action or any other action or proceeding to the extent that such complaints, claims, demands or causes of action relate, directly or indirectly, to any Released Person’s alleged action or inaction related to the facts, transactions, events, occurrences, acts, disclosures, statements, or omissions that relate to, or arise out of, the events or matters that were alleged or that could have been validly alleged in the Action, including but not limited to: i) the Company’s compensation of its non-employee directors for years 2011-2014, including whether such compensation is or has been excessive or unreasonable; ii) the Company’s 2007 Equity Incentive Plan, including any violation thereof (and including for certainty with respect to any awards made thereunder); iii) any breaches of fiduciary duty (including but not limited to the duties of care, loyalty, candor, good faith, disclosure and oversight, or any other duty placed upon corporate directors and/or officers by common law or statute), aiding and abetting any breaches of fiduciary duty, and/or any obligation under federal, state or foreign law; iv) any abuse of control; v) any corporate waste; vi) any unjust enrichment; or vii) any negligence.

14.      “Released Persons” means each Individual Defendant, the Company, as well as each Individual Defendant’s and the Company’s respective past and present officers, directors, employees, non-legal consultants and advisors, accountants, insurers, partners, attorneys, counsel, representatives, successors-in-interest, parents, subsidiaries, or affiliates. Released Persons shall also mean each and all of such Releasee’s respective spouses, marital communities, immediate family members, estates, heirs, executors, beneficiaries, trusts, trustees, predecessors, successors, and assigns.

15.      “Settling Parties” means, collectively, each of the Individual Defendants, Plaintiffs on behalf of themselves and derivatively on behalf of the Company, and CTI.

16.      “Unknown Claims” means any of the Released Claims which any of Plaintiffs, CTI, or CTI Shareholders do not know or suspect to exist in his, her, its or their favor at the time of the release of the Released Persons, including claims which, if known, might have affected his, her, its or their settlement with and release of the Released Persons, or might have affected his, her, its or their decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that the Plaintiffs, Individual Defendants, and CTI shall expressly waive and each of the CTI shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542, or any other similar provision of law in other states, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Plaintiffs, Individual Defendants, CTI, and CTI Shareholders may hereafter discover facts in addition to or different from those which he, she, it or they now know or believe to be true with respect to the subject matter of the Released Claims, but each Plaintiff, Released Person, and CTI shall expressly settle and release, and each CTI shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the CTI Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-4-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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B.        Corporate Governance and Compensation Changes

1.         Rescission. The Company will cancel and the Non-Employee Directors will agree to the rescission of all currently outstanding Company equity awards previously granted to Non-Employee Directors that included performance-based vesting metrics with respect to the following ten performance goals: Tosedostat Phase 3, Tosedostat Approval, Pacritinib Approval, Pacritinib Phase 3, Opaxio NDA Approval, $1 Billion Market Cap Goal, $50 million Annual Sales, $100 million Annual Sales, Cash Flow Break Even for 2 Consecutive Quarters, and FY EPS of $0.30 per share. The settlement does not require rescission of any equity award for officers or employees of the Company or any of its affiliates, or for members of the Board who are employed by the Company or one of its affiliates. For the avoidance of doubt, no awards have been made, and no awards will be made, to Non-Employee Directors with respect to any of the ten performance goals specified above. The settlement does not require the rescission or repayment of any other stock option, stock award or other compensation made to Non-Employee Directors.

2.         Compensation Cap. The Company will establish and the current Non-Employee Directors will agree to a limit or cap on the total annual compensation provided by the Company to its Non-Employee Directors for calendar years 2015 and 2016. The annual compensation cap for each Non-Employee Director for each of 2015 and 2016 will be the greater of a) $375,000, plus, as to the Company’s non-employee Chairman, an additional $100,000, or b) the 75th percentile of compensation paid by peer companies to their non-employee directors (or, as to the comparison for the Company’s non-employee Chairman, the 75th percentile of compensation paid by peer companies who have a non-employee director serve as chair of their respective boards of directors to such non-employee director chairs). The peer group for these purposes will be as identified by the Company’s compensation consultant and the peer group comparison will be based on the data provided by the Company’s compensation consultant for the peer group companies based on publicly-available information at the applicable time. For purposes of the limit or cap as well as the peer group comparison, compensation will be determined and measured consistent with the rules under Item 402 of Regulation S-K under the Securities Exchange Act of 1934, as amended (e.g., in the case of stock options or stock awards, in the year of grant of the award and based upon the grant date fair value of the award). Compensation will not include payment or reimbursement of business expenses, indemnities, or other items not required to be reported as compensation within the meaning of such Item 402.

3.         Holding Period. The current Non-Employee Directors will agree to hold (not transfer or sell or encumber in any way) until September 13, 2015 any CTI stock that they currently own and that was awarded to them by CTI during 2011, or at any time after 2011 to the present, and that, at the time of the award by CTI, was fully-vested and unrestricted. There will not be a holding period for awards of stock made prior to 2011 or after May 13, 2015 (the date of the MOU), stock owned by virtue of the exercise of options, stock owned through market purchases or other acquisitions, or stock that when awarded was not fully-vested or was otherwise restricted. The current Non-Employee Directors represent that since the commencement of this litigation they have not transferred or sold or encumbered in any way any CTI stock that was awarded to them by CTI from 2011 through the present that, at the time of the award by CTI, was fully-vested and unrestricted.

4.         Corporate Governance. The Company will implement, if not already implemented in connection with this settlement, within ninety (90) days after the Court’s Judgment and dismissal of this Action is Final and maintain until at least the end of calendar year 2017 the following:

  a)      use plain language in the Company’s compensation-related public filings;

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-5-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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b)       an annual Board discussion of the Company’s non-employee director compensation philosophy;

c)       hire a reputable and experienced compensation consultant, to be reasonably agreed upon Plaintiffs’ Counsel, to advise the compensation committee of the Board (the “Compensation Committee”) on material decisions concerning non-employee director compensation issues;

d)       the compensation consultant will advise the Board annually as to the Company’s non-employee director compensation and compare the Company’s non-employee director compensation program to a group of the Company’s peers;

e)       with respect to each stock award to non-employee directors during such period of time, the Compensation Committee will meet with the company’s Legal Department and outside legal counsel advising on executive compensation matters to confirm that in their view the contemplated awards do not materially violate the applicable plan or materially fail to comply with applicable law; and

f)       with respect to each stock award to non-employee directors during such period of time, the Compensation Committee and Board will not make an award that the Company’s Legal Department or outside legal counsel advising on executive compensation matters has advised would in their view materially violate the applicable plan or materially fail to comply with applicable law.

5.        The Individual Defendants and CTI agree that the consideration conferred upon the Company as part of this settlement constitutes a substantial benefit to CTI and its shareholders.

C.        Releases

1.        CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of CTI’s Shareholders (solely in their capacity as CTI Shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims, as defined in ¶ IV.A.16) against the Released Persons.

2.        CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of CTI’s Shareholders (solely in their capacity as CTI Shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims (including Unknown Claims, as defined in ¶ IV.A.16) or any action or other proceeding against any of the Released Persons based on the Released Claims (including Unknown Claims) or any action or proceeding, arising out of, related to, or in connection with, the settlement or resolution of the Action.

3.        CTI and the Individual Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Plaintiffs and Plaintiffs’ Counsel from any and all claims arising out of, relating in any way to, or in connection with the institution, prosecution, settlement or resolution of the Action or the Released Claims.

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4.        Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment.

D.        Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

1.        After negotiating the settlement and agreeing on all terms, counsel for Plaintiffs, Individual Defendants, and Nominal Defendant CTI, negotiated the attorney fees and expenses the Company would be willing to pay or cause to be paid to Plaintiffs’ Counsel as an award in light of the substantial benefits conferred upon the Company and its shareholders. Subject to Court approval, the Company has agreed that it will not in any way contest a fees and expenses application up to and including $700,000, and agrees to pay or cause to be paid to Plaintiffs’ Counsel the fees and costs awarded by the Court, if not in excess of this amount, within twenty (20) business days after the Court enters a Judgment approving the settlement of the Action. CTI and the Individual Defendants agree that Plaintiffs may seek, and they will not in any way contest, Court approval of incentive awards of up to and including $7,500 paid to each Plaintiff out of the fees and expenses awarded by the Court to Plaintiffs’ Counsel. CTI and the Individual Defendants agree that a fee and expense award, including incentive awards, in the amounts stated above is warranted due to the substantial benefits conferred upon the Company by Plaintiffs and Plaintiffs’ Counsel by way of each of the forms of consideration obtained by them for the Company (i.e., rescission, compensation cap, holding period and corporate governance reforms), i.e., that each of these four forms of consideration is individually a substantial benefit to the Company. CTI and the Individual Defendants agree, for settlement purposes, that the actual present value to the Company of the rescission of performance-based metrics for Non-Employee Directors can and should fairly be considered to be no less than $3.5 million. If requested by the Court, or reasonably requested by Plaintiffs’ Counsel to support their fee application in light of questions or remarks or decision of the Court, such statements referenced in the immediately preceding two sentences shall be submitted in testimony.

2.        The Settlement, including all releases, final approval of the settlement, and the dismissal of this Action with prejudice is separate and distinct from Plaintiffs’ Counsel’s request for attorney fees and expenses. If the Court does not approve Plaintiffs’ Counsel’s requested attorney fees and expense award, but instead approves a smaller award, this will in no way terminate or cancel the settlement, or affect or delay the finality of the Judgment or dismissal with prejudice of the Action. Any order or proceeding relating to an award of attorney fees and expenses lower than the agreed upon amount set forth above, or any appeal from any order relating thereto, or any reversal or modification thereof, shall have no effect on the settlement and shall not operate to, or be grounds to, terminate or cancel the settlement or to affect or delay the finality of the judgment of dismissal with prejudice of the Action.

3.        The fees and expense award contemplated above is subject to Plaintiffs’ Counsel’s obligation to repay any, all or part of an award if an appeal is taken by any party or non-party with standing to appeal and/or the award is later modified or disapproved in whole or in part.

E.        Notice of Proposed Settlement

1.        Notice of the proposed settlement, including a summary description of the terms of the settlement described above, shall be provided to CTI stockholders via the filing of a Form 8-K with the SEC. The notice shall be substantially in the form of Exhibit B.1 attached to this Stipulation. CTI shall bear all costs with respect to the above-described notice.

2.        The proposed notice will be submitted to the Court for approval in connection with the motion for preliminary approval. The preliminary approval order shall be substantially in the form of Exhibit B attached to this Stipulation.

3.        If the Court requires additional notice of the proposed settlement beyond the above-described notice, then CTI shall provide such additional notice and shall bear all costs with respect to such additional notice..

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-7-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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F.        Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

1.        If the Judgment does not become Final and the settlement is disapproved, cancelled, terminated or otherwise altered by the Court or appellate courts (particularly as to the scope of the Released Persons and Released Claims), then the Individual Defendants, CTI or Plaintiffs may at their election cancel or terminate the Stipulation. This provision does not modify or otherwise limit the terms of ¶ IV.D.2 above that precludes Plaintiffs from canceling or terminating the Settlement on the basis of the amount of the fee award.

2.        If the Individual Defendants or CTI cancel or terminate this Stipulation pursuant the paragraph above, then the fee and expense award and any and all interest accrued thereon since payment, shall be returned to CTI and/or its insurer within fourteen (14) days of written request by CTI. The return obligation set forth in this paragraph is the joint and several obligation of all Plaintiffs’ Counsel who have received a payment in the Action. Each such Plaintiffs’ Counsel’s law firm, as a condition of receiving such payment, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purposes of enforcing this provision.

G.        Miscellaneous Provisions

1.        The Settling Parties (a) acknowledge that it is their intent to consummate this Settlement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

2.        Pending Final Judgment or the termination of the Stipulation according to its terms, Plaintiffs are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

3.        The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, the Individual Defendants, and CTI with respect to the Action. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense. The Settling Parties agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws. The Settling Parties will submit for Court approval a proposed Judgment substantially in the form of Exhibit A hereto.

4.        Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

5.        The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

6.        The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-8-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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7.        This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs.

8.        Counsel for Plaintiffs, the Individual Defendants, and CTI are expressly authorized by their respective clients to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by their respective clients to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of their respective clients.

9.        The Stipulation may be executed in one or more counterparts. A faxed signature or electronically scanned (in .pdf format) signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

10.      The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

11.      This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Washington, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Washington without giving effect to that state’s choice of law principles.

12.      The Settling Parties hereby represent and warrant that they have not assigned any rights, claims or causes of action that were asserted or could have been asserted in connection with, under or arising out of the Released Claims.

13.      Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys.

Dated: September 11, 2015

s/ Barry M. Kaplan

Barry M. Kaplan, WSBA #8661

Gregory L. Watts, WSBA #43995

WILSON SONSINI GOODRICH & ROSATI

Professional Corporation

701 Fifth Avenue, Suite 5100

Seattle, WA 98104-7036

Telephone: (206) 883-2500

Facsimile: (206) 883-2699

Email: bkaplan@wsgr.com

Email: gwatts@wsgr.com

Attorneys for Individual Defendants

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-9-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27	Dated: September 11, 2015

s/ Brendan T. Mangan

Brendan T. Mangan, WSBA #17231

DAVIS WRIGHT TREMAINE LLP

1201 Third Avenue, Suite 2200

Seattle, WA 98101-3045

Telephone: (206) 622-3150

Facsimile: (206) 757-7700

Email: brendanmangan@dwt.com

Attorney for Nominal Defendant

CTI BioPharma Corporation

	Dated: September 11, 2015		s/ Roger M. Townsend Roger M. Townsend, WSBA #25525 BRESKIN JOHNSON & TOWNSEND, PLLC 1111 Third Avenue, Suite 2230 Seattle, WA 98101 Telephone: (206) 652-8660 Email: rtownsend@jtlegal.com

Joseph Levi

Michael H. Rosner

LEVI & KORSINSKY, LLP

30 Broad Street, 24th Floor

New York, NY 10004

Telephone: (212) 363-7500

Email: jlevi@zlk.com

Email: mrosner@zlk.com

Telephone: (212) 363-7500

Email: jlevi@zlk.com

Email: mrosner@zlk.com

Attorneys for Plaintiffs

	STIPULATION OF SETTLEMENT CASE NO. 14-2-18941-9 SEA	-10-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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CERTIFICATE OF SERVICE

I, Barry M. Kaplan, certify that I caused to be filed the Stipulation of Settlement attached hereto. I certify that I served the above named document by email to the parties listed below:

Roger M. Townsend

BRESKIN JOHNSON & TOWNSEND, PLLC

1111 Third Avenue, Suite 2230

Seattle, WA 98101

Email: rtownsend@bjtlegal.com

Joseph Levi,

Michael H. Rosner

LEVI & KORSINSKY, LLP

30 Broad Street, 24th Floor

New York, NY 10004

Email: jlevi@zlk.com

Email: mrosner@zlk.com

Brendan T. Mangan

Davis Wright Tremaine LLP

1201 Third Avenue, Suite 2200

Seattle, WA 98101-3045

Email: brendanmangan@dwt.com

I am readily familiar with Wilson Sonsini Goodrich & Rosati’s practice for the collection and processing of documents for delivery according to the instructions indicated above. In the ordinary course of business, documents would be handled accordingly.

I declare under penalty of perjury under the laws of the State of Washington that the foregoing is true and correct.

Executed on September 11, 2015 at Seattle, Washington.

s/ Barry M. Kaplan

Barry M. Kaplan, WSBA #8661

	CERTIFICATE OF SERVICE CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

1 2 3 4 5		THE HONORABLE BETH M. ANDRUS
6 7 8	IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON IN AND FOR THE COUNTY OF KING
9 10 11 12 13 14 15 16 17 18 19

JOSEPH LOPEZ and GILBERT SOPER, derivatively on behalf of CTI BIOPHARMA CORP.,

                        Plaintiffs,

            v.

PHILLIP M. NUDELMAN, JOHN H. BAUER, VARTAN GREGORIAN, KAREN IGNAGNI, RICHARD L. LOVE, MARY O’NEIL MUNDINGER, FREDERICK W. TELLING, REED V. TUCKSON, JAMES A. BIANCO, and JACK W. SINGER,

                        Defendants,

CTI BIOPHARMA CORP.

                        Nominal Defendant.

CASE NO.: 14-2-18941-9 SEA ORDER AND FINAL JUDGMENT EXHIBIT A
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	ORDER AND FINAL JUDGMENT CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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This matter comes before the Court on the parties’ motion for final approval of derivative settlement. Dkt. #        . Having reviewed the memoranda, all documents, evidence, the record herein, and oral argument, the Court enters this Order and Final Judgment.

IT IS ORDERED, ADJUDGED, AND DECREED that:

1.         This Judgment incorporates by reference the definitions in the Stipulation of Settlement (“Stipulation”), and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.         This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the settlement, and over all Settling Parties.

3.         The Court finds that the notice provided to CTI BioPharma Corporation shareholders constituted the best notice practicable under the circumstances. The notice fully satisfied the requirements of Civil Rule 23.1 and the requirements of due process.

4.         The Court finds that, during the course of the litigation of the Action, the Settling Parties and their respective counsel at all times complied with the requirements of Civil Rule 11 and all other similar laws.

5.         The Court finds that the terms of the Stipulation and settlement are fair, reasonable, and adequate as to each of the Settling Parties, and finally approves the Stipulation and settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

6.         The Court finds that a fee award of $700,000 is fair and reasonable. The fee award shall be paid in accordance with the Stipulation, particularly Section D thereof.

7.         The Court finds that an incentive award of $7,500 to each Plaintiff is fair and reasonable. The incentive awards shall be paid in accordance with the Stipulation, particularly Section D thereof.

8.         The claims against the Individual Defendants, as well as all of the Released Claims against the Released Persons are dismissed with prejudice. The Settling Parties shall bear their own costs, except as otherwise provided in the Stipulation.

	ORDER AND FINAL JUDGMENT CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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9.         As defined in the Stipulation, CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of the CTI Shareholders (solely in their capacity as CTI Shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims, as defined in Section IV.A.16 of the Stipulation) against the Released Persons.

10.         CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of the CTI Shareholders (solely in their capacity as CTI Shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims (including Unknown Claims, as defined in Section IV.A.16 of the Stipulation) or any action or other proceeding against any of the Released Persons based on the Released Claims (including Unknown Claims) or any action or proceeding, arising out of, related to, or in connection with, the settlement or resolution of the Action.

11.         CTI and the Individual Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Plaintiffs and their counsel from any and all claims arising out of, relating in any way to, or in connection with the institution, prosecution, settlement or resolution of the Action or the Released Claims.

12.         Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or this Judgment.

13.         Neither the Stipulation nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or

	ORDER AND FINAL JUDGMENT CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

14.         In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk.

IT IS SO ORDERED.

Dated:                                      , 2015

          THE HONORABLE BETH M. ANDRUS

          KING COUNTY SUPERIOR COURT JUDGE

	ORDER AND FINAL JUDGMENT CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

1 2 3 4 5		THE HONORABLE BETH M. ANDRUS
6 7 8	IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON IN AND FOR THE COUNTY OF KING
9 10 11 12 13 14 15 16 17 18 19

JOSEPH LOPEZ and GILBERT SOPER,

derivatively on behalf of CTI BIOPHARMA

CORP.,

                        Plaintiffs,

            v.

PHILLIP M. NUDELMAN, JOHN H. BAUER,

VARTAN GREGORIAN, KAREN IGNAGNI,

RICHARD L. LOVE, MARY O’NEIL

MUNDINGER, FREDERICK W. TELLING,

REED V. TUCKSON, JAMES A. BIANCO,

and JACK W. SINGER,

                        Defendants,

CTI BIOPHARMA CORP.

                    Nominal Defendant.

CASE NO.: 14-2-18941-9 SEA [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE EXHIBIT B
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	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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Plaintiffs, the Individual Defendants, and nominal party CTI BioPharma Corporation (“CTI”) have made application, pursuant to Washington Civil Rule 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (“Action”), in accordance with a Stipulation of Settlement dated September 11, 2015 and the exhibits thereto (the “Stipulation”), and (ii) approving the form and manner of notice of the proposed Settlement to CTI Shareholders.

NOW THEREFORE, IT IS ORDERED:

1.        This Court does preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the settlement set forth therein, including the terms and conditions for a dismissal of the Action with prejudice as to the Individual Defendants, releases of the Individual Defendants, corporate governance and compensation changes, and an award of attorneys’ fees and expenses to Plaintiffs Counsel, upon the terms and conditions set forth in the Stipulation.

2.        All capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein).

3.        A hearing (the “Settlement Hearing”) shall be held before this Court on                     , 2015 at                  .m. in Courtroom          of the Superior Court of Washington, King County located at 516 Third Avenue, Seattle, Washington, 98104, to:

(a)        determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of CTI and CTI Shareholders;

(b)        consider an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms and dismissing the Action with prejudice, (ii) providing that each of the Settling Parties shall bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), (iii) releasing and enjoining prosecution of any and all Released Claims against Released Persons to be released pursuant to the Stipulation, (iv) approving an award of attorneys’ fees and expenses to Plaintiffs’ Counsel, and (v) approving incentive awards to Plaintiffs; and

	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE CASE NO. 14-2-18941-9 SEA	-1-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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(c)        hear such other matters as the Court may deem necessary and appropriate.

4.        The Court approves, as to form and content, the Notice of Proposed Settlement (“Notice”), annexed as Exhibit B-1 hereto, and finds that the publication of the Notice, substantially in the manner and form set forth in Section IV.E of the Stipulation, meets the requirements of CR 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.

5.        Not later than ten (10) days following entry of this Order, CTI shall cause the Notice, substantially in the form annexed as Exhibit B-1 hereto, to be published on its website in the Investors/SEC Filings section of CTI’s website (www.ctibiopharma.com).

6.        Not later than ten (10) days following entry of this Order, CTI shall cause a copy of the Notice and Stipulation to be filed with the U.S. Securities and Exchange Commission via a Form 8-K.

7.        All costs incurred in the filing and publication of the Notice shall be paid by CTI and CTI shall undertake all administrative responsibility for the filing and publication of the Notice.

8.        At least fourteen (14) days prior to the Settlement Hearing, CTI’s counsel shall serve on counsel for Plaintiffs and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.

9.        All CTI shareholders shall be bound by all orders, determinations, and judgments in the Action concerning the Settlement, whether favorable or unfavorable.

10.        Pending final determination of whether the Settlement should be approved, no CTI Shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims.

	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE CASE NO. 14-2-18941-9 SEA	-2-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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11.        All papers in support of the settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least fourteen (14) calendar days before the Settlement Hearing, and all reply memoranda in support of such motion shall be filed with the Court and served at least five (5) calendar days before the Settlement Hearing.

12.        Any record holders or beneficial owners of common stock of CTI as of September 11, 2015 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no CTI Shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, no later than                     , 2015, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

Counsel for Plaintiffs

Roger M. Townsend

BRESKIN JOHNSON & TOWNSEND, PLLC

1111 Third Avenue, Suite 2230

Seattle, WA 98101

Michael H. Rosner

LEVI & KORSINSKY, LLP

30 Broad Street, 24th Floor

New York, NY 10004

Counsel for Individual Defendants

Barry M. Kaplan

Gregory L. Watts

WILSON SONSINI GOODRICH & ROSATI, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA 98104-7036

	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE CASE NO. 14-2-18941-9 SEA	-3-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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Counsel for Nominal Defendant CTI BioPharma Corp.

Brendan T. Mangan

DAVIS WRIGHT TREMAINE LLP

1201 Third Avenue, Suite 2200

Seattle, WA 98101-3045

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Clerk of the Court

King County Superior Court

516 Third Avenue, Room C-203

Seattle, WA 98104

Any CTI Shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel and to the incentive awards to Plaintiffs, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

13.        Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE CASE NO. 14-2-18941-9 SEA	-4-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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14.        The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to CTI Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to CTI Shareholders.

IT IS SO ORDERED.

Dated:                                      , 2015

          THE HONORABLE BETH M. ANDRUS

          KING COUNTY SUPERIOR COURT JUDGE

	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE CASE NO. 14-2-18941-9 SEA	-5-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

1 2 3 4 5		THE HONORABLE BETH M. ANDRUS
6 7 8	IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON IN AND FOR THE COUNTY OF KING
9 10 11 12 13 14 15 16 17 18 19

JOSEPH LOPEZ and GILBERT SOPER,

derivatively on behalf of CTI BIOPHARMA

CORP.,

                        Plaintiffs,

            v.

PHILLIP M. NUDELMAN, JOHN H. BAUER,

VARTAN GREGORIAN, KAREN IGNAGNI,

RICHARD L. LOVE, MARY O’NEIL

MUNDINGER, FREDERICK W. TELLING,

REED V. TUCKSON, JAMES A. BIANCO,

and JACK W. SINGER,

                        Defendants,

CTI BIOPHARMA CORP.

                        Nominal Defendant.

CASE NO.: 14-2-18941-9 SEA NOTICE OF PROPOSED SETTLEMENT EXHIBIT B-1
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	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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TO:   ALL CURRENT SHAREHOLDERS OF THE COMMON STOCK OF CTI BIOPHARMA CORPORATION (“CTI” OR THE “COMPANY”) AS OF SEPTEMBER 11, 2015 (“CTI SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD CTI COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION AND THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE SETTLING PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative lawsuit. This Notice is provided by Order of the Superior Court of the State of Washington in and for the County of King at Seattle (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.        WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of this Action. Plaintiffs Joseph Lopez and Gilbert Soper (“Plaintiffs”) (on behalf of themselves and derivatively on behalf of CTI); Individual Defendants Phillip M. Nudelman, John H. Bauer, Vartan Gregorian, Karen Ignagni, Richard L. Love, Mary O’Neil Mundinger, Frederick W. Telling, Reed V. Tuckson, James A. Bianco, and Jack W. Singer (the “Individual Defendants”); and nominal party CTI (collectively, the “Settling Parties”) have entered into a Stipulation of Settlement (the “Stipulation”) dated September 11, 2015. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge, and settle the Released Claims against the Released Persons (as defined in Section IV.A.13 and IV.A.14 of the Stipulation), upon and subject to the terms and conditions hereof.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-1-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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On                     , 2015, at              .m, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to: a) determine whether the terms and conditions of the settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of CTI and CTI Shareholders; and b) consider an Order and Final Judgment (i) approving the settlement in its entirety and according to its terms and dismissing the Action with prejudice, (ii) providing that each of the Settling Parties shall bear its, his or her own costs (unless expressly stated otherwise in the Stipulation), (iii) releasing and enjoining prosecution of any and all Released Claims against Released Persons to be released pursuant to the Stipulation, (iv) approving an award of attorneys’ fees and expenses to Plaintiffs’ Counsel, and (v) approving incentive awards to Plaintiffs.

II.      SUMMARY OF THE ACTION

On July 9, 2014, Plaintiffs, both shareholders of the Company, filed this derivative lawsuit purportedly on behalf of the Company, which is named a nominal defendant, against all current members (and one past member) of the Company’s Board of Directors. The lawsuit alleges that the directors exceeded their authority under the Company’s 2007 Equity Incentive Plan (the “Plan”) and breached their fiduciary duties by improperly granting themselves fully-vested shares of Company common stock, which the Plaintiffs allege were not among the six types of grants authorized by the Plan, and that the Non-Employee Directors were unjustly enriched by these grants. The lawsuit also alleges that from 2011 through 2014, the non-employee members of the Board of Directors granted themselves excessive compensation, and in doing so breached their fiduciary duties and were unjustly enriched.

On September 29, 2014, the Individual Defendants filed a motion to dismiss this action. After complete briefing and oral argument, the Court, on December 5, 2014, denied the motion to dismiss.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-2-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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On January 12, 2015, Plaintiffs served Plaintiffs’ First Request for the Production of Documents upon Defendants, and, following the entry of a Stipulated Protective Order on April 1, 2015, received documents responsive to these requests, including board minutes and meeting materials.

On January 13, 2015, the Individual Defendants filed an answer to the complaint in this action.

Beginning on December 18, 2014, Plaintiffs, the Company, and the Individual Defendants began discussing the potential resolution of this action by settlement, and these discussions continued through May 13, 2015, at which time the Settling Parties agreed to a settlement and executed a Memorandum of Understanding (“MOU”).

On May 14, 2015, after negotiating the proposed settlement and agreeing on all terms, the Settling Parties commenced discussions and negotiations of a potential attorneys’ fee and expense award for Plaintiffs’ Counsel. At no time prior to May 14, 2015, did Plaintiffs, on the one hand, and CTI or the Individual Defendants, on the other hand, negotiate or even discuss attorneys’ fees and expenses.

On August 12, 2015, after months of negotiation, the Settling Parties reached an agreement, subject to Court approval, whereby the Company agrees to pay or cause to be paid, and the Individual Defendants and Nominal Defendant will not contest, a fees and expenses application up to and including $700,000. The Settling Parties also agreed, subject to Court approval, that CTI and the Individual Defendants will not contest incentive awards of up to and including $7,500 to each Plaintiff to be paid out of any fees and expenses awarded by the Court to Plaintiffs’ Counsel.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-3-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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III.     TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are set forth in the Stipulation and summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation:

A.        Rescission. The Company will cancel and the Non-Employee Directors will agree to the rescission of all currently outstanding Company equity awards previously granted to Non-Employee Directors that included performance-based vesting metrics with respect to the following ten performance goals: Tosedostat Phase 3, Tosedostat Approval, Pacritinib Approval, Pacritinib Phase 3, Opaxio NDA Approval, $1 Billion Market Cap Goal, $50 million Annual Sales, $100 million Annual Sales, Cash Flow Break Even for 2 Consecutive Quarters, and FY EPS of $0.30 per share. The settlement does not require rescission of any equity award for officers or employees of the Company or any of its affiliates, or for members of the Board who are employed by the Company or one of its affiliates. For the avoidance of doubt, no awards have been made, and no awards will be made, to Non-Employee Directors with respect to any of the ten performance goals specified above. The settlement does not require the rescission or repayment of any other stock option, stock award or other compensation made to Non-Employee Directors.

B.        Compensation Cap. The Company will establish and the current Non-Employee Directors will agree to a limit or cap on the total annual compensation provided by the Company to its Non-Employee Directors for calendar years 2015 and 2016. The annual compensation cap for each Non-Employee Director for each of 2015 and 2016 will be the greater of a) $375,000, plus, as to the Company’s non-employee Chairman, an additional $100,000, or b) the 75th percentile of compensation paid by peer companies to their non-employee directors (or, as to the comparison for the Company’s non-employee Chairman, the 75th percentile of compensation paid by peer companies who have a non-employee director serve as chair of their respective boards of directors to such non-employee director chairs). The peer group for these purposes will be as identified by the Company’s compensation consultant and the peer group comparison will be based on the data provided by the Company’s compensation consultant for the peer group companies based on publicly-available information at the applicable time. For purposes of the limit or cap as well as the peer group comparison, compensation will be determined and measured consistent with the rules under Item 402 of Regulation S-K under the Securities

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-4-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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Exchange Act of 1934, as amended (e.g., in the case of stock options or stock awards, in the year of grant of the award and based upon the grant date fair value of the award). Compensation will not include payment or reimbursement of business expenses, indemnities, or other items not required to be reported as compensation within the meaning of such Item 402.

C.        Holding Period. The current Non-Employee Directors will agree to hold (not transfer or sell or encumber in any way) until September 13, 2015 any CTI stock that they currently own and that was awarded to them by CTI during 2011, or at any time after 2011 to May 13, 2015 (the date of the MOU), and that, at the time of the award by CTI, was fully-vested and unrestricted. There will not be a holding period for awards of stock made prior to 2011 or after May 13, 2015 (the date of the MOU), stock owned by virtue of the exercise of options, stock owned through market purchases or other acquisitions, or stock that when awarded was not fully-vested or was otherwise restricted. The current Non-Employee Directors represent that since the commencement of this litigation they have not transferred or sold or encumbered in any way any CTI stock that was awarded to them by CTI from 2011 through the present that, at the time of the award by CTI, was fully-vested and unrestricted.

D.        Corporate Governance. The Company will implement, if not already implemented in connection with this settlement, within ninety (90) days after the Court’s Judgment and dismissal of this Action is Final and maintain until at least the end of calendar year 2017 the following:

1.      use plain language in the Company’s compensation-related public filings;

2.      an annual Board discussion of the Company’s non-employee director compensation philosophy;

3.      hire a reputable and experienced compensation consultant, to be reasonably agreed upon by Plaintiffs’ Counsel, to advise the compensation committee of the Board (the “Compensation Committee”) on material decisions concerning non-employee director compensation issues;

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-5-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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4.        the compensation consultant will advise the Board annually as to the Company’s non-employee director compensation and compare the Company’s non-employee director compensation program to a group of the Company’s peers;

5.        with respect to each stock award to non-employee directors during such period of time, the Compensation Committee will meet with the company’s Legal Department and outside legal counsel advising on executive compensation matters to confirm that in their view the contemplated awards do not materially violate the applicable plan or materially fail to comply with applicable law; and

6.        with respect to each stock award to non-employee directors during such period of time, the Compensation Committee and Board will not make an award that the Company’s Legal Department or outside legal counsel advising on executive compensation matters has advised would in their view materially violate the applicable plan or materially fail to comply with applicable law.

E.        Releases

1.        CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of CTI’s Shareholders (solely in their capacity as CTI Shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims, as defined in Section IV.A.16 of the Stipulation) against the Released Persons.

2.        CTI, Plaintiffs (acting on their own behalf and derivatively on behalf of CTI), and each of CTI’s Shareholders (solely in their capacity as CTI Shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims (including Unknown Claims, as defined in Section IV.A.16 of the Stipulation) or any action or other proceeding against any of the Released Persons based on the Released Claims (including Unknown Claims) or any action or proceeding, arising out of, related to, or in connection with, the settlement or resolution of the Action.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-6-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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3.        CTI and the Individual Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Plaintiffs and their counsel from any and all claims arising out of, relating in any way to, or in connection with the institution, prosecution, settlement or resolution of the Action or the Released Claims.

IV.     PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES

Subject to Court approval, the Company has agreed that it will not in any way contest a fees and expenses application up to and including $700,000, and agrees to pay or cause to be paid to Plaintiffs’ Counsel the fees and costs awarded by the Court, to the extent not in excess of this amount. CTI and the Individual Defendants agree that Plaintiffs may seek, and they will not in any way contest, Court approval of incentive awards of up to and including $7,500 paid to each Plaintiff out of the fees and expenses awarded by the Court to Plaintiffs’ Counsel.

V.       REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties, and the Settling Parties, believe that the Settlement is in the best interests of the Plaintiffs, CTI and CTI Shareholders.

A.       Why Did Plaintiffs Agree to Settle?

Plaintiffs believe that the claims asserted in this Action have merit. However, Plaintiffs recognize the expense and length of continued proceedings necessary to prosecute this Action against the Individual Defendants through trial and through appeals. Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this, as well as the difficulties and delays inherent in such litigation. Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted by the Individual Defendants. Plaintiffs believe that the Settlement set forth in this Stipulation confers substantial benefits upon CTI and its shareholders. Based on their evaluation, Plaintiffs believe that the settlement set forth in this Stipulation is in the best interests of CTI and its shareholders.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-7-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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B.       Why Did the Defendants Agree to Settle?

The Individual Defendants have denied, and continue to deny, that they have breached any fiduciary duty, received any excessive compensation, violated the Company’s stock Plan, or committed any violation of federal or state statutory, regulatory or judicially defined laws, and are entering into the settlement and this Stipulation solely because the proposed settlement would eliminate the burden and expense of further litigation. The provisions contained in this Stipulation shall not be deemed or offered or received in evidence as a presumption, a concession, or an admission of any fault, liability, or wrongdoing, and, except as required to enforce this Stipulation and the settlement, they shall not be offered or received in evidence or otherwise used in any other action, whether civil, criminal or administrative. The Defendants have entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.     RIGHT TO ATTEND SETTLEMENT HEARING

Any CTI Shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CTI SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VII.   RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You may have the right to object to any aspect of the Settlement. To do so, you must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-8-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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A.       You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.        Your name, legal address, and telephone number;

2.        Proof of being a CTI Shareholder as of September 11, 2015

3.        The date(s) you acquired your CTI shares;

4.        A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5.        Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your written objection with the Court); and

6.        Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court may not consider any objection that does not substantially comply with these requirements.

B.       You Must Timely Deliver Written Objections to the Court AND Counsel for Plaintiffs, CTI and the Individual Defendants

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN                 , 2015. The Court Clerk’s address is:

Clerk of the Court

King County Superior Court

516 Third Avenue, Room C-203

Seattle, WA 98104

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-9-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR CTI SO THEY ARE RECEIVED NO LATER THAN                             , 2015. Counsel’s addresses are:

Counsel for Plaintiffs

Roger M. Townsend

BRESKIN JOHNSON & TOWNSEND, PLLC

1000 Second Avenue, Suite 3670

Seattle, WA 98104

Michael H. Rosner

LEVI & KORSINSKY, LLP

30 Broad Street, 24th Floor

New York, NY 10004

Counsel for Individual Defendants

Barry M. Kaplan

Gregory L. Watts

WILSON SONSINI GOODRICH & ROSATI, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA 98104-7036

Counsel for Nominal Defendant CTI BioPharma Corp.

Brendan T. Mangan

DAVIS WRIGHT TREMAINE LLP

1201 Third Avenue, Suite 2200

Seattle, WA 98101-3045

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Plaintiffs’ Counsel and counsel for CTI and the Individual Defendants.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

VIII.  HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the King County Superior Court, 516 Third Avenue, Room C-203, Seattle, WA 98104. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you.

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-10-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699

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If you have any questions about matters in this Notice you may contact Plaintiffs’ Counsel. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

Dated:                                      , 2015                                  BY ORDER OF THE COURT

          SUPERIOR COURT OF THE STATE OF

          WASHINGTON IN AND FOR THE

          COUNTY OF KING

	NOTICE OF PROPOSED SETTLEMENT CASE NO. 14-2-18941-9 SEA	-11-	WILSON SONSINI GOODRICH & ROSATI 701 Fifth Avenue, Suite 5100 Seattle, WA 98104-7036 Tel: (206) 883-2500 Fax: (206) 883-2699